UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
July 24, 2009

SNOWDON RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52813
(State or other jurisdiction of incorporation)	(Commission File No.)

789 West Pender Street, Suite 1010
Vancouver, British Columbia
Canada   V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 606-7979
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 20, 2009, Snowdon Resources Corporation (“Snowdon”) entered into an agreement and mutual release by and among Eagle Hill Exploration Corporation (“Eagle Hill”), Eagle Hill Arizona Uranium LLC, currently a wholly-owned subsidiary of Eagle Hill, and Snowdon, whereby Snowdon will acquire the rights to five State of Arizona mineral leases and two US federal unpatented mining claims. Under the terms of the agreement, the consideration to be provided by Snowdon includes cancellation of debt owed to it by Eagle Hill totaling $20,260 and conveyance of a 1% net smelter return royalty to Eagle Hill with a cap of $400,000.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit No.	Document Description

	10.1	Agreement and Mutual Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of July, 2009.

SNOWDON RESOURCES CORPORATION

BY:	R.M. Baker
Robert M. Baker
Chief Executive Officer